Exhibit 10.34

THIRD AMENDMENT TO CREDIT AGREEMENT

This Third Amendment to Credit Agreement (the “Third Amendment”) is made as of this 7th day of  July 2006 by and among

DUANE READE, a New York general partnership, having its principal place of business at 440 Ninth Avenue, New York, New York 10001; and

DUANE READE INC. a Delaware corporation, having its principal place of business at 440 Ninth Avenue, New York, New York 10001; and

DRI I INC., a Delaware corporation, having its principal place of business at 440 Ninth Avenue, New York, New York 10001; and

DUANE READE INTERNATIONAL, INC., a Delaware corporation, having a mailing address at P.O. Box 32216, Newark, New Jersey 07102; and

DUANE READE REALTY, INC., a Delaware corporation, having its principal place of business at 440 Ninth Avenue, New York, New York 10001; and

DUANE READE HOLDINGS, INC., a Delaware corporation, having its principal place of business at 440 Ninth Avenue, New York, New York 10001; and

the LENDERS party hereto; and

BANK OF AMERICA, N.A. (f/k/a Fleet National Bank), as Issuing Bank, a national banking association having a place of business at 100 Federal Street, Boston, Massachusetts 02110; and

BANK OF AMERICA, N.A. (f/k/a/ Fleet National Bank), as Administrative Agent for the Lenders, a national banking association having a place of business at 100 Federal Street, Boston, Massachusetts 02110; and

FLEET RETAIL GROUP, LLC (f/k/a Fleet Retail Finance Inc.), as Collateral Agent for the Lenders, a Delaware corporation, having its principal place of business at 40 Broad Street, Boston, Massachusetts 02109; and

WACHOVIA BANK NATIONAL ASSOCIATION (f/k/a Congress Financial Corporation), as Documentation Agent; and

GENERAL ELECTRIC CAPITAL CORPORATION as Syndication Agent; and

WELLS FARGO RETAIL FINANCE, LLC, as Syndication Agent and Co-Lead Arranger

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H:

WHEREAS, on July 21, 2003, certain of the parties hereto entered into that certain Credit Agreement (as amended and in effect, the “Credit Agreement”); and

WHEREAS, the Loan Parties have requested that the Lenders amend certain provisions of the Credit Agreement as set forth herein.

NOW, THEREFORE, it is hereby agreed as follows:

1.                Capitalized Terms.   All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement.

2.                Amendments to Article I.   The provisions of Article I of the Credit Agreement are hereby amended as follows:

(a)           By deleting the definition of “Applicable Margin” in its entirety and substituting the following in its stead:

“Applicable Margin” means initially, the rates for Prime Rate Loans and LIBO Loans, set forth in Level 3, below:

Level	Performance Criteria	Prime Rate Loans	LIBO Loans
1	Average Excess Availability greater than or equal to $125,000,000	0%	1.00%
2	Average Excess Availability greater than or equal to $70,000,000 but less than $125,000,000	0%	1.25%
3	Average Excess Availability greater than or equal to $35,000,000 but less than $70,000,000	0%	1.50%
4	Average Excess Availability greater than or equal to $25,000,000 but less than $35,000,000	0.25%	1.75%
5	Average Excess Availability less than $25,000,000	0.50%	2.00%

The Applicable Margin shall be adjusted quarterly as of the first day of each Fiscal Quarter, based upon the average Excess Availability for the immediately preceding Fiscal Quarter. Upon the occurrence of an Event of Default, at the option of the Administrative Agent or at the direction of the Required Lenders, interest shall be determined in the manner set forth in Section 2.11.

(b)          By adding the following at the end of the definition of “Availability Reserves”:

and (vi) the Securities Repayment Reserve.

(c)           deleting the definition of “Maturity Date” in its entirety and substituting the following in its stead:

“Maturity Date” means July 21, 2011.

(d)          By adding the following definitions in appropriate alphabetical order:

“Securities Repayment Reserve” means a Reserve in an amount not to exceed the outstanding amounts necessary to repay in full the Permanent Securities and the Supplemental Permanent Securities, as applicable, which are not refinanced or restructured as and when required by and in accordance with the provisions of Section 5.15 hereof.

“Third Amendment” means the Third Amendment to Credit Agreement dated as of July 7, 2006.

3.                Amendment to Article V.   The provisions of Article V of the Credit Agreement are hereby amended as follows:

(a)           The provisions of Section 5.01(f) of the Credit Agreement are hereby deleted in their entirety and the following substituted in their stead:

on the tenth Business Day of each month, a certificate in the form of Exhibit E (a “Borrowing Base Certificate”) showing the Borrowing Base as of the close of business on the last day of the immediately preceding month, each Borrowing Base Certificate to be certified as complete and correct on behalf of the Borrower by a Financial Officer of the Borrower; provided that at any time that, and as long as, Excess Availability is less than $30,000,000, a Borrowing Base Certificate shall be provided weekly on Wednesday of each week (or, if Wednesday is not a Business Day, on the next succeeding Business Day) showing the Borrowing Base as of the close of business on the immediately preceding Saturday;

(b)          The following new section is hereby added to Article V of the Credit Agreement:

5.15 Refinancing of the Permanent Securities and the Supplemental Permanent Securities.

The Loan Parties shall refinance or restructure the Permanent Securities and the Supplemental Permanent Securities on terms reasonably acceptable to the Administrative Agent at least 120 days prior to their scheduled maturity.

4.                Amendments to Article VI.   The provisions of Section 6.11(a) of the Credit Agreement are hereby deleted in their entirety and the following substituted in their stead:

At any time that Adjusted Excess Availability is less than ten percent (10%) of the lesser of the then Borrowing Base and the Total Commitments, the Loan Parties shall maintain a Fixed Charge Coverage Ratio, calculated as of the last day of each month, during the periods set forth below as follows:

Period	Minimum Ratio
June 30, 2006 through March 31, 2007	0.50:1.00
April 1, 2007 through March 31, 2008	0.65:1.00
April 1, 2008 through March 31, 2009	0.85:1.00
April 1, 2009 and at all times thereafter	1.00:1.00

5.                Ratification of Loan Documents.   Except as provided herein, all terms and conditions of the Credit Agreement and of the other Loan Documents remain in full force and effect. The Loan Parties each hereby ratify, confirm, and reaffirm all of the representations and warranties contained therein.

6.                Conditions to Effectiveness.

This Third Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Administrative Agent:

(a)           This Third Amendment shall have been duly executed and delivered by the Loan Parties and the Lenders.

(b)          All corporate and shareholder action on the part of the Loan Parties necessary for the valid execution, delivery and performance by the Loan Parties of this Third Amendment shall have been duly and effectively taken and evidence thereof satisfactory to the Administrative Agent shall have been provided to the Administrative Agent.

(c)           The Loan Parties shall have paid the portion of the Amendment Fee due and payable on the effective date of this Third Amendment.

(d)          No Default or Event of Default shall have occurred and be continuing.

(e)           The Loan Parties shall have executed such additional instruments, documents and agreements as the Administrative Agent may reasonably request.

7.                Miscellaneous.

(a)           This Third Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

(b)          This Third Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(c)           Any determination that any provision of this Third Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Third Amendment.

(d)          The Loan Parties shall pay all reasonable costs and expenses of the Agents, including, without limitation, reasonable attorneys’ fees in connection with the preparation, negotiation, execution and delivery of this Third Amendment.

(e)           The Loan Parties warrant and represent that the Loan Parties have consulted with independent legal counsel of their selection in connection with this Third Amendment and are not relying on any representations or warranties of the Agents or the Lenders or their counsel in entering into this Third Amendment.

IN WITNESS WHEREOF, the parties have hereunto caused this Third Amendment to be executed and their seals to be hereto affixed as of the date first above written.

DUANE READE as Borrower
By: DUANE READE INC., its General Partner
by	/s/ JOHN K. HENRY
Name:	John K. Henry
Title:	Chief Financial Officer
by	/s/ MICHELLE D. BERGMAN
Name:	Michelle D. Bergman
Title:	Senior Vice President
By: DRI I INC., its General Partner
by	/s/ JOHN K. HENRY
Name:	John K. Henry
Title:	Chief Financial Officer
by	/s/ MICHELLE D. BERGMAN
Name:	Michelle D. Bergman
Title:	Senior Vice President
DUANE READE INC., as Facility Guarantor
by	/s/ JOHN K. HENRY
Name:	John K. Henry
Title:	Chief Financial Officer
by	/s/ MICHELLE D. BERGMAN
Name:	Michelle D. Bergman
Title:	Senior Vice President
DRI I INC., as Facility Guarantor
by	/s/ JOHN K. HENRY
Name:	John K. Henry
Title:	Chief Financial Officer
by	/s/ MICHELLE D. BERGMAN
Name:	Michelle D. Bergman
Title:	Senior Vice President

DUANE READE INTERNATIONAL, INC., as Facility Guarantor
by	/s/ JOHN K. HENRY
Name:	John K. Henry
Title:	Chief Financial Officer
by	/s/ MICHELLE D. BERGMAN
Name:	Michelle D. Bergman
Title:	Senior Vice President
DUANE READE REALTY, INC., as Facility Guarantor
by	/s/ JOHN K. HENRY
Name:	John K. Henry
Title:	Chief Financial Officer
by	/s/ MICHELLE D. BERGMAN
Name:	Michelle D. Bergman
Title:	Senior Vice President
DUANE READE HOLDINGS, INC., as Facility Guarantor
by	/s/ JOHN K. HENRY
Name:	John K. Henry
Title:	Chief Financial Officer
by	/s/ MICHELLE D. BERGMAN
Name:	Michelle D. Bergman
Title:	Senior Vice President
FLEET RETAIL GROUP, LLC,
As Collateral Agent, as Swingline Lender and as Lender
By:	/s/ KEITH VERCAUTEREN
Name:	Keith Vercauteren
Title:	Director
Address:	40 Broad Street, 10th Floor
Boston, Massachusetts 02109
Attn: Keith Vercauteren
Telephone:	(617) 434-4045
Telecopy:	(617) 434-4339

BANK OF AMERICA, N.A., as Administrative Agent and as Issuing Bank
By:	/s/ KEITH VERCAUTEREN
Name:	Keith Vercauteren
Title:	Director
Address:	40 Broad Street,
Boston, Massachusetts 02109
Attn: Keith Vercauteren
Telephone:	(617) 434-4045
Telecopy:	(617) 434-4339
WACHOVIA BANK NATIONAL ASSOCIATION, as Documentation Agent and Lender
By:	/s/ JASON SEARLE
Name:	Jason Searle
Title:	Vice President
Address:	1133 Avenue of the Americas
New York, NY 10036
Telephone:	212-545-4558
Telecopy:	212-545-4283
GENERAL ELECTRIC CAPITAL CORPORATION, as Syndication Agent and Lender
By:	/s/ AMANDA J. VAN HEYST
Name:	Amanda J. van Heyst
Title:	Duly Authorized Signatory
Address:	201 Merritt 7, Norwalk, CT 06854

Telephone:	(203) 956-4057
Telecopy:	(203) 956-4004
THE CIT GROUP/BUSINESS CREDIT, INC., as Lender
By:	/s/ MATTHEW DEFRANCO
Name:	Matthew DeFranco
Title:	Assistant Vice President
Address:	11 W. 42nd Street
New York, NY 10036
Telephone:	212-461-7715
Telecopy:	212-461-7762

WELLS FARGO RETAIL FINANCE, Llc, as Syndication Agent, as Co-Lead Arranger, and as Lender
By:	/s/ CORY LOFTS
Name:	Cory Lofts
Title:	VP Account Executive
Address:	One Boston Place, 18th Floor
Boston, Massachusetts 02108
Telephone:	617-854-7227
Telecopy:	617-722-9485